Exhibit 10.1

ALPHA INVESTMENT INC.

$850,000 SUBSCRIPTION AGREEMENT

Alpha Investment Inc.

200 Campus View Suite 200

Columbus, OH 43235

Ladies and Gentlemen:

Dr. Assia Benhacene (“Purchaser”) and Alpha Investment Inc. a Delaware corporation (the “Company”) hereby agree as follows:

1.

Sale and Purchase.

Purchaser hereby purchases from the Company and the Company hereby agrees to sell to Purchaser 56,667 shares of its restricted common stock (the “Shares”) at a purchase price of $850,000 (the “Purchase Price”).  The Purchase Price shall be payable contemporaneously with the execution of this subscription agreement (the “Subscription Agreement”) by wire transfer in immediately available funds to the trust account of Gutiérrez Bergman Boulris, PLLC, as escrow agent (the “Escrow Agent”). The Shares are being offered and sold to Purchaser by the Company in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws.

Purchaser agrees and acknowledges that the terms of the offer and sale of the Shares is governed by and subject to the terms and conditions of this Subscription Agreement and the Company’s filings under the Securities Exchange Act of 1934, as amended (collectively, the “Offering Documents”).

2.

Use of Proceeds.

Purchaser hereby acknowledges and agrees that the proceeds from the sale of the Shares will be used by the Company for working capital and other general corporate purposes.

3.

Escrow and Closing.

(a)

Contemporaneously with the execution of this Agreement:

(i)

The Company shall deposit a certificate evidencing the Shares registered in Purchaser’s name with the Escrow Agent.

(ii)

Purchaser shall wire the Purchase Price to the Escrow Agent by wire transfer in immediately available funds.

(b)

Upon receipt by the Escrow Agent of the above (“Closing”), the Escrow Agent shall deliver the certificate evidencing the Shares to Purchaser and disburse the Purchase Price to the Company by wire transfer in immediately available funds.

4.

Purchaser’s Representations and Warranties.    Purchaser represents and warrants to the Company that:

(a)

Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

(b)

Purchaser (i) has adequate means of providing for Purchaser’s current needs and possible contingencies and Purchaser has no need for liquidity of Purchaser’s investment in the Shares; (ii) can bear the economic risk of losing the entire amount of Purchaser’s investment in the Shares; and (iii) has such knowledge and experience that Purchaser is capable of evaluating the relative risks and merits of this investment.  The purchase of the Shares is consistent, in both nature and amount, with Purchaser’s overall investment program and financial condition.

(c)

Purchaser is a sophisticated, experienced investor, capable of determining and understanding the risks and merits of this investment.

(d)

Purchaser has reviewed the Offering Documents and has been afforded the opportunity to discuss with officers of the Company, its planned business operations, capital structure and financial condition and provided access to all other publicly available documents and information regarding the Company and the Shares, which Purchaser has requested to review in order to enable Purchaser to make an investment decision hereunder.

(e)

Purchaser understands and acknowledges that significant risks exist with respect to the Company and its business, including without limitation, the Company’s limited capital and operations.  Purchaser further understands and acknowledges that there can be no assurance whatsoever that the Company will ever be profitable, or if it does, that the Company can maintain profitability.

(f)

Purchaser understands that the Shares have not been registered under the Securities Act or applicable state securities laws.

(g)

The Shares are being acquired solely for Purchaser’s own account, for investment and are not being purchased with a view to or for their resale or distribution.

(h)

Purchaser is aware that:

(i)

The Shares are a speculative investment which involves an extremely high degree or risk;

(ii)

An investment in the Shares is not readily transferable and it may not be possible for Purchaser to liquidate the investment; and

(iii)

Until registered under the Securities Act and applicable state securities laws, there are substantial restrictions on the transferability of the Shares under the Securities Act and applicable state securities laws and the Company is not under any obligation to effect such registration.

(i)

Purchaser has the full right, power and authority to execute and deliver this Subscription Agreement and perform Purchaser’s obligations hereunder.

(j)

No approval, authorization, consent, order of other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Subscription Agreement by Purchaser or the consummation of the sale and purchase of the Shares.

5.

Restrictions on Transferability.

Purchaser understands that Purchaser may sell or otherwise transfer the Shares only if registered under the Securities Act and applicable state securities laws or Purchaser provides the Company with an opinion of counsel acceptable to the Company to the effect that such sale or other transfer may be made in absence of registration under the Securities Act. Any certificates or other documents evidencing the Shares will contain a restrictive legend reflecting these restrictions.

6.

Indemnification.

Purchaser agrees to indemnify and hold harmless the Company and its directors, officers, employees and agents, from and against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, any and all expenses whatsoever, including attorneys’ fees, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty by Purchaser or breach or failure by Purchaser to comply with any covenant or agreement made by Purchaser in this Subscription Agreement.

7.

Jurisdictional Notices.

(a)

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.  THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFER AND SALE OF THE SHARES OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE MADE TO PURCHASER IN THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(b)

PURSUANT TO THE FLORIDA SECURITIES ACT, WHERE SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE SHALL BE VOIDABLE BY SUCH FLORIDA PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

8.

Miscellaneous.

(a)

This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This agreement supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

(b)

This Subscription Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment supplement or modification is sought.

(c)

This Subscription Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws.  Exclusive jurisdiction for any action arising under this Agreement shall be in a Federal or state court of competent subject matter jurisdiction in Miami-Dade County, Florida.

(d)

The failure of any party at any time or times to require performance of any provision of this Subscription Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provisions.

(e)

The invalidity, illegality or unenforceability of any provision or provisions of this Subscription Agreement will not affect any other provision of this Subscription Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provisions of this Subscription Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Subscription Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Subscription Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)

Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Subscription Agreement, the successful party will be awarded reasonable attorneys’ fees at all trial and appellate levels, expenses and costs.

(g)

This Subscription Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

(h)

This Subscription Agreement may be executed in one or more counterparts (including by facsimile, .PDF or other electronic transmission), each of which will be deemed an original and all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, Purchaser and the Company have executed this Agreement as of the latest date set forth below.

PURCHASER:

/s/ Dr. Assia Benhacene
Dr. Assia Benhacene

August 29, 2017
Date

THE COMPANY:

ALPHA INVESTMENT INC

By:	/s/ Timothy R. Fussell
Timothy R. Fussell, Ph.D.

August 28, 2017
Date